SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 11, 1997




                              MEDCATH INCORPORATED
                            (Exact name of registrant
                          as specified in its charter)

       North Carolina                 0-25176              56-1635096

(State or other jurisdiction       (Commission           (IRS Employer
      of incorporation)            File Number)        Identification No.)




         7621 Little Avenue, Suite 106, Charlotte, North Carolina 28226
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (704) 541-3228





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Item 5. Other Events

On February 11, 1997 MedCath Incorporated announced record results for January 1997 at the McAllen Heart Hospital. Results for the month included record net revenue of $3.8 million and an average daily census of 54. In addition, the Hospital signed three agreements with Preferred Provider Organizations (PPO's). These are the first managed care contracts signed by the hospital.


Exhibits:

            99.1 - Press Release dated February 11, 1997
































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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MEDCATH INCORPORATED



Date:  February 26, 1997             By:       /s/     Richard J. Post
                                              ---------------------------
                                               Richard J. Post
                                               Chief Financial Officer,
                                               Secretary and Treasurer






























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